                             THE CHINA FUND, INC.

                    c/o State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                                               February 1, 2002

Dear Stockholders:

   The Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at 10:00 A.M. on Thursday, March 7, 2002, at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York, 10166. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

   The only matter on which you, as a stockholder of the Fund, are being asked to vote is the election of the Fund's directors. Stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them. The Board of Directors recommends that you re-elect to the Board the four current Directors who are standing for re-election.

                                          Respectfully,
                                          /s/ ANN M. CASEY
                                          ANN M. CASEY
                                          Secretary

  STOCKHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

                             THE CHINA FUND, INC.

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                 March 7, 2002

To the Stockholders of
The China Fund, Inc.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York, 10166, on Thursday, March 7, 2002, at 10:00 A.M., local time, for the following purposes:

    1. To elect one Class II director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2004 and three Class III directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2005.

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on January 23, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

   You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,

                                          /s/ ANN M. CASEY
                                          ANN M. CASEY
                                          Secretary

   February 1, 2002

                             THE CHINA FUND, INC.
                    c/o State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                                 -------------

                                PROXY STATEMENT

                                 -------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE CHINA FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, on Thursday, March 7, 2002, at 10:00 A.M., local time, and at any adjournments thereof.

   This Proxy Statement and the form of proxy are being mailed to stockholders on or about February 1, 2002. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for the proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the meeting.

   The Board of Directors has fixed the close of business on January 23, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,073,173 shares of common stock.

   Management of the Fund knows of no business other than that mentioned in
Item 1 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

   The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2001 to any stockholder requesting such report. Requests for the annual report should be made by writing to The China Fund, Inc., c/o Georgeson Shareholder Communications Corp., 111 Commerce Road, Carlstadt, New Jersey 07072, attention: Michael Starz, or by calling (888) CHN-CALL.

                             ELECTION OF DIRECTORS

   The terms of Ms. Kathleen Cuocolo, Mr. Joe O. Rogers, Mr. Alan Tremain and Mr. Nigel Tulloch expire at the 2002 Annual Meeting of Stockholders. Ms. Cuocolo was elected by the Fund's Board of Directors as a director on June 15, 2001. Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of Kathleen Cuocolo to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2004, and Joe O. Rogers, Alan Tremain and Nigel Tulloch, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2005, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the elections.

Information Concerning Class II and Class III Nominees and Members of the Board
                                 of Directors

   The following table sets forth information concerning each of the nominees as a director of the Fund.

Nominees

                                                                                                Aggregate Dollar
                                                                                                 Range of Equity
                                                                                                Securities in All
                                                                                                Funds Overseen or
                                    Principal Occupation or                    Dollar Range of  to be Overseen in
                                    Employment During Past                         Equity           Family of
     Name (Age) and             Five Years and Directorships in       Director  Securities in      Investment
   Address of Director              Publicly Held Companies            Since     the Fund(1)      Companies(1)
------------------------- ------------------------------------------- -------- ---------------- -----------------
Class II Director
Kathleen Cuocolo (50)(2)  Executive Vice President, State Street Bank   2001         None             None
                           and Trust Company (2000 -present);
                           Senior Vice President, State Street Bank
                           and Trust Company (1995-2000);
                           President and Chairman of the Board of
                           Trustees for Select Sector SPDR Series
                           Trust (May 2001-present); President of
                           State Street Master Funds and State Street
                           Institutional Investment Trust (2000-
                           present); Treasurer of State Street
                           Navigator Securities Lending Trust
                           (February 2001-present) and the
                           streetTRACKS Series Trust (2000-
                           present).
Class III Directors
Joe O. Rogers (53)        The Rogers Team LLC, organizing member        1992   $10,001-$50,000  $10,001-$50,000
2247 Foxwood Drive         (July 2001-present); Executive Vice
Chapel Hill, NC 27514      President of Business Development,
                           PlanetPortal.com, Inc.(1999-May 2001);
                           President, Rogers International, Inc.
                           (1986-1998); Vice President of Business
                           Development, Thomson Consulting
                           (1998-1999); Director, The Taiwan Fund,
                           Inc. (1986-present); U.S. Ambassador to
                           the Asian Development Bank (1984-
                           1986).
Alan Tremain (66)         Chairman of the Board of the Fund;            1992   $50,001-$100,000 $50,001-$100,000
380 South Country Road     Chairman, Hotels of Distinction Ventures,
Suite 200                  Inc. (1989-present); Chairman, Hotels of
Palm Beach, Florida 33480  Distinction (International), Inc. (1974-
                           present).
Nigel S. Tulloch (55)                                                   1992   $10,001-$50,000  $10,001-$50,000
7, Circe Circle
Dalkeith                  Chief Executive, HSBC Asset Management
WA6009                     Bahamas Limited (1986-1992); Director,
Australia                  The HSBC China Fund Limited.

--------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current directors. The dollar value of the shares is based upon the market price on January 23, 2002.
(2) Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Ms. Cuocolo is deemed to be an interested person because of her affiliation with State Street Bank and Trust Company, the parent company of Asian Direct Capital Management, the Fund's direct investment manager. State Street Bank and Trust Company is the Fund's administrator.

Other Current Directors

                                                                                     Aggregate Dollar
                                                                                      Range of Equity
                                                                                     Securities in All
                               Principal Occupation or                               Funds Overseen or
                               Employment During Past                Dollar Range of to be Overseen in
                                   Five Years and                        Equity          Family of
     Name (Age) and               Directorships in          Director  Securities in     Investment
   Address of Director         Publicly Held Companies       Since     the Fund(1)     Companies(1)
------------------------- --------------------------------- -------- --------------- -----------------
Class I Directors
James J. Lightburn (58)   Attorney, member of Hughes          1992   $10,001-$50,000  $10,001-$50,000
47, Avenue Georges Mandel  Hubbard & Reed (1993-
Paris, France 75116        present).
Sir Alan Donald (70)      British Ambassador to the           1992     $1-$10,000       $1-$10,000
Applebys                   People's Republic of China
Chiddingstone Causeway     (1988-1991); Director, HSBC
Kent, TN11 8JH             China Fund Limited; Director,
United Kingdom             Fleming Asian Investment
                           Trust (1997-2001); Director,
                           Fleming Far Eastern Investment
                           Trust (1991-1997); Adviser,
                           Rolls Royce plc. (1991-2000).
Class II Directors
Michael F. Holland (57)   Chairman, Holland & Company         1992   $10,001-$50,000  $10,001-$50,000
375 Park Avenue            L.L.C. (1995-present); Director,
New York, New York 10152   The Holland Balanced Fund,
                           Inc.
Burton Levin (71)         Visiting Professor Carleton         1992     $1-$10,000       $1-$10,000
18 Page Farm Road          College (1995-present); Co-
Sherborn, MA 01770         Chairman, Hopkins-Nanjing
                           Center (1999-present); Director,
                           Noble Ltd. (1997-present); U.S.
                           Ambassador to Burma (1987-
                           1990).

--------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current directors. The dollar value of the shares is based upon the market price on January 23, 2002.

   The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund's Audit Committee is comprised of directors who are not interested persons of the Fund and its actions are governed by the Fund's Audit Committee Charter. The current members of the Audit Committee are Sir Alan Donald, Mr. Michael Holland, Mr. Burton Levin, Mr. James Lightburn, Mr. Joe Rogers, Mr. Alan Tremain and Mr. Nigel Tulloch. The Audit Committee met four times during the fiscal year ended October 31, 2001.

   The Fund's Board has a Nominating Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. The Nominating Committee does not consider nominees recommended by security holders. The Nominating Committee met once during the fiscal year ended October 31, 2001.

   The Fund's Board of Directors held four regular meetings and two special meetings during the fiscal year ended October 31, 2001. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

   Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements for the fiscal year ended October 31, 2001. Section 30(h) of the Investment Company Act of 1940 (the "1940 Act") extends the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 to the investment advisers of the Fund and the officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 2001.

Officers of the Fund

   Ms. Kathleen Cuocolo (age 50), a director of the Fund, President of the Fund since June 15, 2001, also serves as an Executive Vice President of State Street Bank and Trust Company.

   Mr. Glenn N. Francis, Jr. (age 43), Vice President and Treasurer of the Fund since June 15, 2001, also serves as a Senior Vice President of State Street Bank and Trust Company.

   Ms. Ann M. Casey (age 35), Secretary of the Fund since June 15, 2001, also serves as a Vice President of State Street Bank and Trust Company.

   Mr. Leonard B. Mackey, Jr. (age 51), Assistant Secretary of the Fund since July 1992, is a partner at Clifford Chance Rogers & Wells LLP.

Fund Management and Administration

   Martin Currie, Inc. ("Martin Currie") acts as investment manager for the portion of the Fund's assets allocated for investment in listed securities pursuant to an investment advisory and management agreement between Martin Currie and the Fund. The principal business address of Martin Currie is Saltire Court, 20 Castle Terrace, Edinburgh.

   Asian Direct Capital Management ("ADCM") acts as direct investment manager for the portion of the Fund's assets allocated for investment in direct investments pursuant to a direct investment management agreement between ADCM and the Fund. The principal business address of ADCM is 32/F, Exchange Square II, 8 Connaught Place, Hong Kong.

   State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is 225 Franklin Street, Boston, Massachusetts 02110.

Independent Auditors of the Fund

   The Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), selected KPMG LLP ("KPMG") to act as independent auditors for the Fund for the fiscal year ending October 31, 2002. KPMG acted as the independent auditors for the fiscal year ended October 31, 2001. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. One or more representatives of KPMG are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

   Audit Fees. For the fiscal year ended October 31, 2001, the Fund paid to KPMG US$51,000 for aggregate fees billed for professional services rendered for the audit of the Fund's annual financial statements.

   Financial Information Systems Design and Implementation Fees. There were no financial information systems design and implementation services rendered by KPMG to the Fund, Martin Currie or Martin Currie's affiliates, or ADCM or ADCM's affiliates that provide services to the Fund for the last fiscal year.

   All Other Fees. Other than the fees discussed under "Audit Fees" above, the Fund also paid to KPMG US$8,000 for services rendered for the fiscal year ended October 31, 2001 in connection with the preparation of the Fund's tax returns and reports for complying with Section 17(f) of the 1940 Act.

Audit Committee Report

   The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended October 31, 2001 with management of the Fund and with KPMG, and has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received written disclosures on auditor independence from KPMG required by the Securities and Exchange Commission and the American Institute of Certified Public Accountants and has discussed with KPMG its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2001 be included in its annual report to stockholders and the Fund's annual report filed with the Securities and Exchange Commission.

Transactions with and Remuneration of Officers and Directors

   The aggregate remuneration for directors not affiliated with Martin Currie and ADCM was US$255,708 during the year ended October 31, 2001 and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings, including affiliated directors, was US$89,154. Each non-affiliated director currently receives fees, paid by the Fund, of US$2,000 for each directors' meeting and committee meeting attended and an annual fee of US$10,000. The Chairman of the Fund receives an annual fee of US$27,500. Currently, no director is affiliated with Martin Currie.

   The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended October 31, 2001. Neither Martin Currie, ADCM nor any of their affiliates advise any other U.S. registered investment companies of which any of the directors of the Fund are directors or trustees.

                                                                                Total Compensation
                     Aggregate   Pension or Retirement Benefits    Estimated      From Fund and
                    Compensation    Accrued As Part of Fund     Annual Benefits Fund Complex Paid
Name of Director    From Fund(1)            Expenses            Upon Retirement    To Directors
----------------    ------------ ------------------------------ --------------- ------------------
Kathleen Cuocolo(2)   $    --                  --                     --             $    --
Sir Alan Donald....    34,000                  --                     --              34,000
Michael F. Holland.    32,000                  --                     --              32,000
Burton Levin.......    32,000                  --                     --              32,000
James J. Lightburn.    34,000                  --                     --              34,000
Joe O. Rogers......    34,000                  --                     --              34,000
Alan Tremain.......    36,708                  --                     --              36,708
Nigel S. Tulloch...    34,000                  --                     --              34,000
John W. English(3).    19,000                  --                     --              19,000

--------
(1) Includes compensation paid to directors by the Fund. The Fund's directors did not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
(2) Ms. Cuocolo, who is an "interested person" of the Fund because of her affiliation with State Street Bank and Trust Company, the parent company of ADCM, the Fund's direct investment manager, did not receive any compensation from the Fund for her services as a director during the fiscal year ended October 31, 2001.
(3) The compensation listed for Mr. English is for his services as a director from November 2000 until his death in March 2001.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of January 23, 2002. The information is based on publicly available Schedule 13D, 13G and 13F disclosures, that management is aware of, filed with the Securities and Exchange Commission.

                          Name and Address                  Amount and Nature of     Percent
Title or Class           of Beneficial Owner                Beneficial Ownership     of Class
-------------- ---------------------------------------- ---------------------------- --------
 Common Stock  President and Fellows of Harvard College Has sole power to vote and     16.4%
               c/o Harvard Management Company, Inc.     dispose of 1,655,000 shares.
               600 Atlantic Avenue
               Boston, MA 02210
 Common Stock  City of London Investment Management     Has sole power to vote and      9.1%
               Company Limited                          dispose of 920,000 shares.
               10 Eastcheap
               London, England
               United Kingdom, EC3M1LX

                                 MISCELLANEOUS

   Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph, by officers of the Fund or personnel of the Administrator. The Fund has retained Georgeson Shareholder Communications Corp. to assist in the proxy solicitation. The cost of their services is estimated at US$5,000. The expenses connected with the solicitation of proxies including proxies solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

   In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by March 7, 2002, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

   In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2003 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than October 3, 2002. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110), not before December 7, 2002 and not later than January 7, 2003.

                                          By order of the Board of Directors,

                                          /s/ ANN M. CASEY
                                          ANN M. CASEY
                                          Secretary

225 Franklin Street
Boston, Massachusetts
February 1, 2002